Exhibit 7

DIRECTOR’S POWER OF ATTORNEY

NATIONAL GRID PLC (THE “COMPANY”)

REGISTRATION WITH THE US SECURITIES AND EXCHANGE COMMISSION

OF AMERICAN DEPOSITARY SHARES OF THE COMPANY

TO BE ISSUED IN ACCORDANCE WITH THE

NATIONAL GRID PLC DEPOSIT AGREEMENT (DEFINED BELOW)

(THE “REGISTRATION”)

I, Nicholas Winser, BEING A DIRECTOR OF THE COMPANY, HEREBY APPOINT and authorise any other director or the Company Secretary and General Counsel, Helen Mahy for the time being of the Company (any such person acting in such capacity being hereinafter called “my Attorney”) to be my lawful attorney in connection with the Registration on the following basis:

1.

I hereby authorise my Attorney to do and perform all matters and things to be done or performed by me and to agree the form and content of and to approve, sign, execute and deliver on my behalf (as a director of the Company) any application, agreement, deed or other document whatsoever pursuant to the regulations of the Securities and Exchange Commission (the “SEC”) or otherwise in connection with this Registration, and any amendments (including post-effective amendments) thereto, as my Attorney may consider necessary or desirable and which shall have been approved by resolution of the directors of the Company or a duly authorised committee thereof, including without prejudice to the generality of the foregoing, a registration statement on Form F-6 for registration of American Depositary Shares to be issued in accordance with the Amended and Restated Deposit Agreement dated as of August 1, 2005, among National Grid plc, The Bank of New York Mellon as Depositary, and all Owners and Beneficial Owners from time to time of American Depositary Receipts issued thereunder (the “Deposit Agreement”).

2.

I hereby undertake to ratify and confirm everything which my Attorney shall do or purport to do by virtue of this power of attorney and will fully indemnify my Attorney against all losses, liabilities, costs, claims, actions, demands or expenses which he may incur or which may be made against him as a result of or in connection with anything lawfully done by virtue of this power of attorney.

3.

I hereby declare that this power of attorney shall be for six months from the date hereof and shall at all times (both during and after the said period) be conclusively binding on me and my personal representatives in favour of third parties who have not received notice of revocation but so that the exercise by me in person from time to time of any of the powers hereby conferred shall not of itself be deemed to be a revocation.

4.

This power of attorney shall be governed by and construed in accordance with the laws of England and I submit to the nonexclusive jurisdiction of the English Courts for all purposes connected with it.

5.

I authorise a copy of this document to be delivered to the SEC and to any other person who may reasonably require it.

IN WITNESS of which this power of attorney has been executed as a deed on ___ November 15, 2011.

SIGNED as a deed	)
by Nicholas Winser	)	/s/ Nicholas Winser
in the presence of:-)

Witness

Signature		/s/ Helen Mahy

Name	Helen Mahy

Address	1-3 Strand
London
WC2N 5EH

Occupation	Company Secretary and General Counsel

DIRECTOR’S POWER OF ATTORNEY

NATIONAL GRID PLC (THE “COMPANY”)

REGISTRATION WITH THE US SECURITIES AND EXCHANGE COMMISSION

OF AMERICAN DEPOSITARY SHARES OF THE COMPANY

TO BE ISSUED IN ACCORDANCE WITH THE

NATIONAL GRID PLC DEPOSIT AGREEMENT (DEFINED BELOW)

(THE “REGISTRATION”)

I, Thomas B. King, BEING A DIRECTOR OF THE COMPANY, HEREBY APPOINT and authorise any other director or the Company Secretary and General Counsel, Helen Mahy for the time being of the Company (any such person acting in such capacity being hereinafter called “my Attorney”) to be my lawful attorney in connection with the Registration on the following basis:

1.

I hereby authorise my Attorney to do and perform all matters and things to be done or performed by me and to agree the form and content of and to approve, sign, execute and deliver on my behalf (as a director of the Company) any application, agreement, deed or other document whatsoever pursuant to the regulations of the Securities and Exchange Commission (the “SEC”) or otherwise in connection with this Registration, and any amendments (including post-effective amendments) thereto, as my Attorney may consider necessary or desirable and which shall have been approved by resolution of the directors of the Company or a duly authorised committee thereof, including without prejudice to the generality of the foregoing, a registration statement on Form F-6 for registration of American Depositary Shares to be issued in accordance with the Amended and Restated Deposit Agreement dated as of August 1, 2005, among National Grid plc, The Bank of New York Mellon as Depositary, and all Owners and Beneficial Owners from time to time of American Depositary Receipts issued thereunder (the “Deposit Agreement”).

2.

I hereby undertake to ratify and confirm everything which my Attorney shall do or purport to do by virtue of this power of attorney and will fully indemnify my Attorney against all losses, liabilities, costs, claims, actions, demands or expenses which he may incur or which may be made against him as a result of or in connection with anything lawfully done by virtue of this power of attorney.

3.

I hereby declare that this power of attorney shall be for six months from the date hereof and shall at all times (both during and after the said period) be conclusively binding on me and my personal representatives in favour of third parties who have not received notice of revocation but so that the exercise by me in person from time to time of any of the powers hereby conferred shall not of itself be deemed to be a revocation.

4.

This power of attorney shall be governed by and construed in accordance with the laws of England and I submit to the nonexclusive jurisdiction of the English Courts for all purposes connected with it.

5.

I authorise a copy of this document to be delivered to the SEC and to any other person who may reasonably require it.

IN WITNESS of which this power of attorney has been executed as a deed on ___ November 15, 2011.

SIGNED as a deed	)
by Thomas B. King	)	/s/ Thomas B. King
in the presence of:-)

Witness

Signature		/s/ Helen Mahy

Name	Helen Mahy

Address	1-3 Strand
London
WC2N 5EH

Occupation	Company Secretary and General Counsel

DIRECTOR’S POWER OF ATTORNEY

NATIONAL GRID PLC (THE “COMPANY”)

REGISTRATION WITH THE US SECURITIES AND EXCHANGE COMMISSION

OF AMERICAN DEPOSITARY SHARES OF THE COMPANY

TO BE ISSUED IN ACCORDANCE WITH THE

NATIONAL GRID PLC DEPOSIT AGREEMENT (DEFINED BELOW)

(THE “REGISTRATION”)

I, Sir John Parker, BEING A DIRECTOR OF THE COMPANY, HEREBY APPOINT and authorise any other director or the Company Secretary and General Counsel, Helen Mahy for the time being of the Company (any such person acting in such capacity being hereinafter called “my Attorney”) to be my lawful attorney in connection with the Registration on the following basis:

1.

I hereby authorise my Attorney to do and perform all matters and things to be done or performed by me and to agree the form and content of and to approve, sign, execute and deliver on my behalf (as a director of the Company) any application, agreement, deed or other document whatsoever pursuant to the regulations of the Securities and Exchange Commission (the “SEC”) or otherwise in connection with this Registration, and any amendments (including post-effective amendments) thereto, as my Attorney may consider necessary or desirable and which shall have been approved by resolution of the directors of the Company or a duly authorised committee thereof, including without prejudice to the generality of the foregoing, a registration statement on Form F-6 for registration of American Depositary Shares to be issued in accordance with the Amended and Restated Deposit Agreement dated as of August 1, 2005, among National Grid plc, The Bank of New York Mellon as Depositary, and all Owners and Beneficial Owners from time to time of American Depositary Receipts issued thereunder (the “Deposit Agreement”).

2.

I hereby undertake to ratify and confirm everything which my Attorney shall do or purport to do by virtue of this power of attorney and will fully indemnify my Attorney against all losses, liabilities, costs, claims, actions, demands or expenses which he may incur or which may be made against him as a result of or in connection with anything lawfully done by virtue of this power of attorney.

3.

I hereby declare that this power of attorney shall be for six months from the date hereof and shall at all times (both during and after the said period) be conclusively binding on me and my personal representatives in favour of third parties who have not received notice of revocation but so that the exercise by me in person from time to time of any of the powers hereby conferred shall not of itself be deemed to be a revocation.

4.

This power of attorney shall be governed by and construed in accordance with the laws of England and I submit to the nonexclusive jurisdiction of the English Courts for all purposes connected with it.

5.

I authorise a copy of this document to be delivered to the SEC and to any other person who may reasonably require it.

IN WITNESS of which this power of attorney has been executed as a deed on ___ November 15, 2011.

SIGNED as a deed	)
by Sir John Parker	)	/s/ Sir John Parker
in the presence of:-)

Witness

Signature		/s/ Helen Mahy

Name	Helen Mahy

Address	1-3 Strand
London
WC2N 5EH

Occupation	Company Secretary and General Counsel

DIRECTOR’S POWER OF ATTORNEY

NATIONAL GRID PLC (THE “COMPANY”)

REGISTRATION WITH THE US SECURITIES AND EXCHANGE COMMISSION

OF AMERICAN DEPOSITARY SHARES OF THE COMPANY

TO BE ISSUED IN ACCORDANCE WITH THE

NATIONAL GRID PLC DEPOSIT AGREEMENT (DEFINED BELOW)

(THE “REGISTRATION”)

I, Linda L. Adamany, BEING A DIRECTOR OF THE COMPANY, HEREBY APPOINT and authorise any other director or the Company Secretary and General Counsel, Helen Mahy for the time being of the Company (any such person acting in such capacity being hereinafter called “my Attorney”) to be my lawful attorney in connection with the Registration on the following basis:

1.

I hereby authorise my Attorney to do and perform all matters and things to be done or performed by me and to agree the form and content of and to approve, sign, execute and deliver on my behalf (as a director of the Company) any application, agreement, deed or other document whatsoever pursuant to the regulations of the Securities and Exchange Commission (the “SEC”) or otherwise in connection with this Registration, and any amendments (including post-effective amendments) thereto, as my Attorney may consider necessary or desirable and which shall have been approved by resolution of the directors of the Company or a duly authorised committee thereof, including without prejudice to the generality of the foregoing, a registration statement on Form F-6 for registration of American Depositary Shares to be issued in accordance with the Amended and Restated Deposit Agreement dated as of August 1, 2005, among National Grid plc, The Bank of New York Mellon as Depositary, and all Owners and Beneficial Owners from time to time of American Depositary Receipts issued thereunder (the “Deposit Agreement”).

2.

I hereby undertake to ratify and confirm everything which my Attorney shall do or purport to do by virtue of this power of attorney and will fully indemnify my Attorney against all losses, liabilities, costs, claims, actions, demands or expenses which he may incur or which may be made against him as a result of or in connection with anything lawfully done by virtue of this power of attorney.

3.

I hereby declare that this power of attorney shall be for six months from the date hereof and shall at all times (both during and after the said period) be conclusively binding on me and my personal representatives in favour of third parties who have not received notice of revocation but so that the exercise by me in person from time to time of any of the powers hereby conferred shall not of itself be deemed to be a revocation.

4.

This power of attorney shall be governed by and construed in accordance with the laws of England and I submit to the nonexclusive jurisdiction of the English Courts for all purposes connected with it.

5.

I authorise a copy of this document to be delivered to the SEC and to any other person who may reasonably require it.

IN WITNESS of which this power of attorney has been executed as a deed on ___ November 15, 2011.

SIGNED as a deed	)
by Linda L. Adamany	)	/s/ Linda L. Adamany
in the presence of:-)

Witness

Signature		/s/ Helen Mahy

Name	Helen Mahy

Address	1-3 Strand
London
WC2N 5EH

Occupation	Company Secretary and General Counsel

DIRECTOR’S POWER OF ATTORNEY

NATIONAL GRID PLC (THE “COMPANY”)

REGISTRATION WITH THE US SECURITIES AND EXCHANGE COMMISSION

OF AMERICAN DEPOSITARY SHARES OF THE COMPANY

TO BE ISSUED IN ACCORDANCE WITH THE

NATIONAL GRID PLC DEPOSIT AGREEMENT (DEFINED BELOW)

(THE “REGISTRATION”)

I, Kenneth Harvey, BEING A DIRECTOR OF THE COMPANY, HEREBY APPOINT and authorise any other director or the Company Secretary and General Counsel, Helen Mahy for the time being of the Company (any such person acting in such capacity being hereinafter called “my Attorney”) to be my lawful attorney in connection with the Registration on the following basis:

1.

I hereby authorise my Attorney to do and perform all matters and things to be done or performed by me and to agree the form and content of and to approve, sign, execute and deliver on my behalf (as a director of the Company) any application, agreement, deed or other document whatsoever pursuant to the regulations of the Securities and Exchange Commission (the “SEC”) or otherwise in connection with this Registration, and any amendments (including post-effective amendments) thereto, as my Attorney may consider necessary or desirable and which shall have been approved by resolution of the directors of the Company or a duly authorised committee thereof, including without prejudice to the generality of the foregoing, a registration statement on Form F-6 for registration of American Depositary Shares to be issued in accordance with the Amended and Restated Deposit Agreement dated as of August 1, 2005, among National Grid plc, The Bank of New York Mellon as Depositary, and all Owners and Beneficial Owners from time to time of American Depositary Receipts issued thereunder (the “Deposit Agreement”).

2.

I hereby undertake to ratify and confirm everything which my Attorney shall do or purport to do by virtue of this power of attorney and will fully indemnify my Attorney against all losses, liabilities, costs, claims, actions, demands or expenses which he may incur or which may be made against him as a result of or in connection with anything lawfully done by virtue of this power of attorney.

3.

I hereby declare that this power of attorney shall be for six months from the date hereof and shall at all times (both during and after the said period) be conclusively binding on me and my personal representatives in favour of third parties who have not received notice of revocation but so that the exercise by me in person from time to time of any of the powers hereby conferred shall not of itself be deemed to be a revocation.

4.

This power of attorney shall be governed by and construed in accordance with the laws of England and I submit to the nonexclusive jurisdiction of the English Courts for all purposes connected with it.

5.

I authorise a copy of this document to be delivered to the SEC and to any other person who may reasonably require it.

IN WITNESS of which this power of attorney has been executed as a deed on ___ November 15, 2011.

SIGNED as a deed	)
by Kenneth Harvey	)	/s/ Kenneth Harvey
in the presence of:-)

Witness

Signature		/s/ Helen Mahy

Name	Helen Mahy

Address	1-3 Strand
London
WC2N 5EH

Occupation	Company Secretary and General Counsel

DIRECTOR’S POWER OF ATTORNEY

NATIONAL GRID PLC (THE “COMPANY”)

REGISTRATION WITH THE US SECURITIES AND EXCHANGE COMMISSION

OF AMERICAN DEPOSITARY SHARES OF THE COMPANY

TO BE ISSUED IN ACCORDANCE WITH

NATIONAL GRID PLC DEPOSIT AGREEMENT (DEFINED BELOW)

(THE “REGISTRATION”)

I, Maria Richter, BEING A DIRECTOR OF THE COMPANY, HEREBY APPOINT and authorise any other director or the Company Secretary and General Counsel, Helen Mahy for the time being of the Company (any such person acting in such capacity being hereinafter called “my Attorney”) to be my lawful attorney in connection with the Registration on the following basis:

1.

I hereby authorise my Attorney to do and perform all matters and things to be done or performed by me and to agree the form and content of and to approve, sign, execute and deliver on my behalf (as a director of the Company) any application, agreement, deed or other document whatsoever pursuant to the regulations of the Securities and Exchange Commission (the “SEC”) or otherwise in connection with this Registration, and any amendments (including post-effective amendments) thereto, as my Attorney may consider necessary or desirable and which shall have been approved by resolution of the directors of the Company or a duly authorised committee thereof, including without prejudice to the generality of the foregoing, a registration statement on Form F-6 for registration of American Depositary Shares to be issued in accordance with the Amended and Restated Deposit Agreement dated as of August 1, 2005, among National Grid plc, The Bank of New York Mellon as Depositary, and all Owners and Beneficial Owners from time to time of American Depositary Receipts issued thereunder (the “Deposit Agreement”).

2.

I hereby undertake to ratify and confirm everything which my Attorney shall do or purport to do by virtue of this power of attorney and will fully indemnify my Attorney against all losses, liabilities, costs, claims, actions, demands or expenses which he may incur or which may be made against him as a result of or in connection with anything lawfully done by virtue of this power of attorney.

3.

I hereby declare that this power of attorney shall be for six months from the date hereof and shall at all times (both during and after the said period) be conclusively binding on me and my personal representatives in favour of third parties who have not received notice of revocation but so that the exercise by me in person from time to time of any of the powers hereby conferred shall not of itself be deemed to be a revocation.

4.

This power of attorney shall be governed by and construed in accordance with the laws of England and I submit to the nonexclusive jurisdiction of the English Courts for all purposes connected with it.

5.

I authorise a copy of this document to be delivered to the SEC and to any other person who may reasonably require it.

IN WITNESS of which this power of attorney has been executed as a deed on ___ November 15, 2011.

SIGNED as a deed	)
by Maria Richter	)	/s/ Maria Richter
in the presence of:-)

Witness

Signature		/s/ Helen Mahy

Name	Helen Mahy

Address	1-3 Strand
London
WC2N 5EH

Occupation	Company Secretary and General Counsel

DIRECTOR’S POWER OF ATTORNEY

NATIONAL GRID PLC (THE “COMPANY”)

REGISTRATION WITH THE US SECURITIES AND EXCHANGE COMMISSION

OF AMERICAN DEPOSITARY SHARES OF THE COMPANY

TO BE ISSUED IN ACCORDANCE WITH THE

NATIONAL GRID PLC DEPOSIT AGREEMENT (DEFINED BELOW)

(THE “REGISTRATION”)

I, Philip Aiken, BEING A DIRECTOR OF THE COMPANY, HEREBY APPOINT and authorise any other director or the Company Secretary and General Counsel, Helen Mahy for the time being of the Company (any such person acting in such capacity being hereinafter called “my Attorney”) to be my lawful attorney in connection with the Registration on the following basis:

1.

I hereby authorise my Attorney to do and perform all matters and things to be done or performed by me and to agree the form and content of and to approve, sign, execute and deliver on my behalf (as a director of the Company) any application, agreement, deed or other document whatsoever pursuant to the regulations of the Securities and Exchange Commission (the “SEC”) or otherwise in connection with this Registration, and any amendments (including post-effective amendments) thereto, as my Attorney may consider necessary or desirable and which shall have been approved by resolution of the directors of the Company or a duly authorised committee thereof, including without prejudice to the generality of the foregoing, a registration statement on Form F-6 for registration of American Depositary Shares to be issued in accordance with the Amended and Restated Deposit Agreement dated as of August 1, 2005, among National Grid plc, The Bank of New York Mellon as Depositary, and all Owners and Beneficial Owners from time to time of American Depositary Receipts issued thereunder (the “Deposit Agreement”).

2.

I hereby undertake to ratify and confirm everything which my Attorney shall do or purport to do by virtue of this power of attorney and will fully indemnify my Attorney against all losses, liabilities, costs, claims, actions, demands or expenses which he may incur or which may be made against him as a result of or in connection with anything lawfully done by virtue of this power of attorney.

3.

I hereby declare that this power of attorney shall be for six months from the date hereof and shall at all times (both during and after the said period) be conclusively binding on me and my personal representatives in favour of third parties who have not received notice of revocation but so that the exercise by me in person from time to time of any of the powers hereby conferred shall not of itself be deemed to be a revocation.

4.

This power of attorney shall be governed by and construed in accordance with the laws of England and I submit to the nonexclusive jurisdiction of the English Courts for all purposes connected with it.

5.

I authorise a copy of this document to be delivered to the SEC and to any other person who may reasonably require it.

IN WITNESS of which this power of attorney has been executed as a deed on ___ November 15, 2011.

SIGNED as a deed	)
by Philip Aiken	)	/s/ Philip Aiken
in the presence of:-)

Witness

Signature		/s/ Helen Mahy

Name	Helen Mahy

Address	1-3 Strand
London
WC2N 5EH

Occupation	Company Secretary and General Counsel

DIRECTOR’S POWER OF ATTORNEY

NATIONAL GRID PLC (THE “COMPANY”)

REGISTRATION WITH THE US SECURITIES AND EXCHANGE COMMISSION

OF AMERICAN DEPOSITARY SHARES OF THE COMPANY

TO BE ISSUED IN ACCORDANCE WITH THE

NATIONAL GRID PLC DEPOSIT AGREEMENT (DEFINED BELOW)

(THE “REGISTRATION”)

I, Stephen Pettit, BEING A DIRECTOR OF THE COMPANY, HEREBY APPOINT and authorise any other director or the Company Secretary and General Counsel, Helen Mahy for the time being of the Company (any such person acting in such capacity being hereinafter called “my Attorney”) to be my lawful attorney in connection with the Registration on the following basis:

1.

I hereby authorise my Attorney to do and perform all matters and things to be done or performed by me and to agree the form and content of and to approve, sign, execute and deliver on my behalf (as a director of the Company) any application, agreement, deed or other document whatsoever pursuant to the regulations of the Securities and Exchange Commission (the “SEC”) or otherwise in connection with this Registration, and any amendments (including post-effective amendments) thereto, as my Attorney may consider necessary or desirable and which shall have been approved by resolution of the directors of the Company or a duly authorised committee thereof, including without prejudice to the generality of the foregoing, a registration statement on Form F-6 for registration of American Depositary Shares to be issued in accordance with the Amended and Restated Deposit Agreement dated as of August 1, 2005, among National Grid plc, The Bank of New York Mellon as Depositary, and all Owners and Beneficial Owners from time to time of American Depositary Receipts issued thereunder (the “Deposit Agreement”).

2.

I hereby undertake to ratify and confirm everything which my Attorney shall do or purport to do by virtue of this power of attorney and will fully indemnify my Attorney against all losses, liabilities, costs, claims, actions, demands or expenses which he may incur or which may be made against him as a result of or in connection with anything lawfully done by virtue of this power of attorney.

3.

I hereby declare that this power of attorney shall be for six months from the date hereof and shall at all times (both during and after the said period) be conclusively binding on me and my personal representatives in favour of third parties who have not received notice of revocation but so that the exercise by me in person from time to time of any of the powers hereby conferred shall not of itself be deemed to be a revocation.

4.

This power of attorney shall be governed by and construed in accordance with the laws of England and I submit to the nonexclusive jurisdiction of the English Courts for all purposes connected with it.

5.

I authorise a copy of this document to be delivered to the SEC and to any other person who may reasonably require it.

IN WITNESS of which this power of attorney has been executed as a deed on ___ November 15, 2011.

SIGNED as a deed	)
by Stephen Pettit	)	/s/ Stephen Pettit
in the presence of:-)

Witness

Signature		/s/ Helen Mahy

Name	Helen Mahy

Address	1-3 Strand
London
WC2N 5EH

Occupation	Company Secretary and General Counsel

DIRECTOR’S POWER OF ATTORNEY

NATIONAL GRID PLC (THE “COMPANY”)

REGISTRATION WITH THE US SECURITIES AND EXCHANGE COMMISSION

OF AMERICAN DEPOSITARY SHARES OF THE COMPANY

TO BE ISSUED IN ACCORDANCE WITH THE

NATIONAL GRID PLC DEPOSIT AGREEMENT (DEFINED BELOW)

(THE “REGISTRATION”)

I, George Rose, BEING A DIRECTOR OF THE COMPANY, HEREBY APPOINT and authorise any other director or the Company Secretary and General Counsel, Helen Mahy for the time being of the Company (any such person acting in such capacity being hereinafter called “my Attorney”) to be my lawful attorney in connection with the Registration on the following basis:

1.

I hereby authorise my Attorney to do and perform all matters and things to be done or performed by me and to agree the form and content of and to approve, sign, execute and deliver on my behalf (as a director of the Company) any application, agreement, deed or other document whatsoever pursuant to the regulations of the Securities and Exchange Commission (the “SEC”) or otherwise in connection with this Registration, and any amendments (including post-effective amendments) thereto, as my Attorney may consider necessary or desirable and which shall have been approved by resolution of the directors of the Company or a duly authorised committee thereof, including without prejudice to the generality of the foregoing, a registration statement on Form F-6 for registration of American Depositary Shares to be issued in accordance with the Amended and Restated Deposit Agreement dated as of August 1, 2005, among National Grid plc, The Bank of New York Mellon as Depositary, and all Owners and Beneficial Owners from time to time of American Depositary Receipts issued thereunder (the “Deposit Agreement”).

2.

I hereby undertake to ratify and confirm everything which my Attorney shall do or purport to do by virtue of this power of attorney and will fully indemnify my Attorney against all losses, liabilities, costs, claims, actions, demands or expenses which he may incur or which may be made against him as a result of or in connection with anything lawfully done by virtue of this power of attorney.

3.

I hereby declare that this power of attorney shall be for six months from the date hereof and shall at all times (both during and after the said period) be conclusively binding on me and my personal representatives in favour of third parties who have not received notice of revocation but so that the exercise by me in person from time to time of any of the powers hereby conferred shall not of itself be deemed to be a revocation.

4.

This power of attorney shall be governed by and construed in accordance with the laws of England and I submit to the nonexclusive jurisdiction of the English Courts for all purposes connected with it.

5.

I authorise a copy of this document to be delivered to the SEC and to any other person who may reasonably require it.

IN WITNESS of which this power of attorney has been executed as a deed on ___ November 15, 2011.

SIGNED as a deed	)
by George Rose	)	/s/ George Rose
in the presence of:-)

Witness

Signature		/s/ Helen Mahy

Name	Helen Mahy

Address	1-3 Strand
London
WC2N 5EH

Occupation	Company Secretary and General Counsel

DIRECTOR’S POWER OF ATTORNEY

NATIONAL GRID PLC (THE “COMPANY”)

REGISTRATION WITH THE US SECURITIES AND EXCHANGE COMMISSION

OF AMERICAN DEPOSITARY SHARES OF THE COMPANY

TO BE ISSUED IN ACCORDANCE WITH THE

NATIONAL GRID PLC DEPOSIT AGREEMENT (DEFINED BELOW)

(THE “REGISTRATION”)

I, Ruth Kelly, BEING A DIRECTOR OF THE COMPANY, HEREBY APPOINT and authorise any other director or the Company Secretary and General Counsel, Helen Mahy for the time being of the Company (any such person acting in such capacity being hereinafter called “my Attorney”) to be my lawful attorney in connection with the Registration on the following basis:

1.

I hereby authorise my Attorney to do and perform all matters and things to be done or performed by me and to agree the form and content of and to approve, sign, execute and deliver on my behalf (as a director of the Company) any application, agreement, deed or other document whatsoever pursuant to the regulations of the Securities and Exchange Commission (the “SEC”) or otherwise in connection with this Registration, and any amendments (including post-effective amendments) thereto, as my Attorney may consider necessary or desirable and which shall have been approved by resolution of the directors of the Company or a duly authorised committee thereof, including without prejudice to the generality of the foregoing, a registration statement on Form F-6 for registration of American Depositary Shares to be issued in accordance with the Amended and Restated Deposit Agreement dated as of August 1, 2005, among National Grid plc, The Bank of New York Mellon as Depositary, and all Owners and Beneficial Owners from time to time of American Depositary Receipts issued thereunder (the “Deposit Agreement”).

2.

I hereby undertake to ratify and confirm everything which my Attorney shall do or purport to do by virtue of this power of attorney and will fully indemnify my Attorney against all losses, liabilities, costs, claims, actions, demands or expenses which he may incur or which may be made against him as a result of or in connection with anything lawfully done by virtue of this power of attorney.

3.

I hereby declare that this power of attorney shall be for six months from the date hereof and shall at all times (both during and after the said period) be conclusively binding on me and my personal representatives in favour of third parties who have not received notice of revocation but so that the exercise by me in person from time to time of any of the powers hereby conferred shall not of itself be deemed to be a revocation.

4.

This power of attorney shall be governed by and construed in accordance with the laws of England and I submit to the nonexclusive jurisdiction of the English Courts for all purposes connected with it.

5.

I authorise a copy of this document to be delivered to the SEC and to any other person who may reasonably require it.

IN WITNESS of which this power of attorney has been executed as a deed on ___ November 15, 2011.

SIGNED as a deed	)
by Ruth Kelly	)	/s/ Ruth Kelly
in the presence of:-)

Witness

Signature		/s/ Helen Mahy

Name	Helen Mahy

Address	1-3 Strand
London
WC2N 5EH

Occupation	Company Secretary and General Counsel